UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2024

Rent the Runway, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40958	80-0376379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Rent the Runway, Inc.
10 Jay Street
Brooklyn, New York 11201
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (212) 524-6860

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RENT	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.
On January 8, 2024, the Board of Directors of Rent the Runway, Inc. (the “Company”) approved a plan designed to focus its workforce and cost structure on key growth opportunities and support its profitability goals, consistent with the Company’s anticipated budget for fiscal year 2024 (the “Restructuring Plan”). The initiative includes a reduction in workforce that will involve approximately 10% of its corporate employees. The Restructuring Plan is expected to be substantially completed by the end of the fourth quarter of fiscal 2023 and fully completed by the end of the second quarter of fiscal 2024.

The Company expects to incur charges of approximately $3 million to $4 million for the Restructuring Plan, substantially all of which is expected to be incurred in the fourth quarter of fiscal year 2023. These charges are expected to consist of approximately $2 million to $3 million of cash charges for employee severance and related costs and immaterial non-cash stock compensation expense in connection with the acceleration of certain equity awards. In addition, the charges are expected to include a non-cash impairment charge of Company assets of approximately $1 million.

The Restructuring Plan is expected to result in approximately $11 million to $13 million of annualized run rate cash savings, which primarily includes the reduction in force, with some open role closures/reduced backfills and excludes potential hiring of new employees or other additions to the Company’s costs and expenses.

The Company may incur additional expenses not currently contemplated due to events associated with the Restructuring Plan. The charges that the Company expects to incur in connection with the Restructuring Plan and annualized run rate cash savings are estimates and subject to a number of assumptions, and actual results may differ materially.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 8, 2024, Anushka Salinas resigned as the Company’s Chief Operating Officer and President, effective January 31, 2024 (the “Transition Date”), in light of the Restructuring Plan. On the same date, Jennifer Hyman, the Company’s Chief Executive Officer, was appointed as the Company’s President and designated as the Company’s principal operating officer, effective on the Transition Date. Ms. Hyman’s biographical information can be found under “Class III Directors Whose Terms Expire at the 2024 Annual Meeting” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 25, 2023, which is incorporated herein by reference.

In connection with Ms. Salinas’s resignation, the Company has entered into a Transition Agreement with Ms. Salinas, dated January 8, 2024 (the “Transition Agreement”). The Transition Agreement provides that, following her resignation as Chief Operating Officer and President on the Transition Date, Ms. Salinas will serve as a consultant advisor to the Company through February 29, 2024 (such period, the “Advisory Period”). As consideration for her provision of advisory services through the end of the Advisory Period, her execution and non-revocation of a release of claims and continued compliance with any applicable restrictive covenant obligations, Ms. Salinas will be entitled to: (i) a lump sum payment of $950,000, less applicable taxes and withholding deductions, payable on the Transition Date, and (ii) payment of the costs of COBRA premiums for her and her covered dependents through April 30, 2025 (or, if earlier, the date upon which Ms. Salinas is no longer eligible for COBRA continuation coverage).

In addition, the Transition Agreement provides that 100% of the restricted stock unit award granted to Ms. Salinas on July 11, 2023 and any other outstanding time-vesting equity awards granted to Ms. Salinas that are unvested as of the Transition Date and that would have become vested on or prior to April 30, 2025 had Ms. Salinas remained a service provider through such date will accelerate and vest as of the Transition Date.

These amounts are included in the total charges of approximately $3 million to $4 million and the annualized cash run rate savings of approximately $11 million to $13 million referenced in Item 2.05.

The foregoing summary of the terms of the Transition Agreement is qualified in its entirety by reference to the complete text of the Transition Agreement, respectively, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Transition Agreement between the Company and Anushka Salinas, dated January 8, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
Forward-Looking Statements
This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s expected charges and cost savings associated with the Restructuring Plan as well as the expected completion date of the Restructuring Plan. In some cases, you can identify forward-looking statements because they contain words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on information available at the time those statements are made and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management as of that time with respect to future events. These statements are subject to risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include risks related to the Company’s ability to achieve anticipated cost savings and operate within its anticipated budget. Additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from the Company’s expectations is included in its Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2023. Except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT THE RUNWAY, INC.

Date: January 9, 2024	By:	/s/ Sid Thacker
Sid Thacker Chief Financial Officer